EXHIBIT 99.1
                                                                    ------------

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                     FOR THE PERIOD ENDING DECEMBER 30, 2000

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         __X__    Income Statement
         __X__    Balance Sheet
         __X__    Statement of Cash Flows
         __X__    Statement of Cash Receipts and Disbursements
         __X__    Statement of Operations and Taxes

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.


3) That all postpetition taxes as described in Section 4 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.


Date: JANUARY 19, 2001                       /s/Michael S. Marcus
      ----------------                       ---------------------
                                             Debtor-In-Possession


                          VP & Chief Financial Officer           713 688 1331
                          ----------------------------       ------------------
                                       Title                     Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
          FOR THE MONTH AND YEARS ENDED DECEMBER 2000 AND DECEMBER 1999
                                   (UNAUDITED)

($ IN 000'S)

                                                                MONTH                        YEAR TO DATE
                                                 -----------------------------------  -----------------------------
                                                   DECEMBER 00        DECEMBER 99      YTD 2000         YTD 1999
                                                      ACTUAL            ACTUAL          ACTUAL           ACTUAL
                                                 -----------------  ----------------  ------------    -------------
NUMBER OF STORES END OF PERIOD                            97                136          97               136
REVENUES                                                  $29,297           $35,635      $236,183         $263,706
GROSS MARGIN                                                9,730            11,313        79,873           87,054
        GROSS MARGIN PERCENT                                33.2%             31.7%         33.8%            33.0%

OPERATING EXPENSES                                          7,399             8,967        81,898           81,642
                                                 -----------------  ----------------  ------------    -------------
EBITDA                                                      2,331             2,346        (2,025)           5,412
DEPRECIATION & AMORTIZATION                                   328               347         4,050            3,621
                                                 -----------------  ----------------  ------------    -------------
INCOME FROM OPERATIONS                                      2,003             1,999        (6,075)           1,791
INTEREST EXPENSE                                              181               145         2,010            1,055
STORE CLOSING COSTS                                             -                 -         8,851                -
INCOME TAXES                                                    -                 -             -                -
REORGANIZATION EXPENSE                                       (105)                -        11,265                -
EXTRAORDINARY GAIN ON DEBT DISCHARGE                            -                 -             -                -
FRESH START ADJUSTMENTS                                         -                 -             -                -
                                                 -----------------  ----------------  ------------    -------------
INCOME BEFORE CUMULATIVE EFFECT ADJUSTMENT                 $1,927            $1,854      ($28,201)            $736
                                                 -----------------  ----------------  ------------    -------------
CUMULATIVE EFFECT ADJUSTMENT, NET OF TAX                       $0                $0          $294               $0
                                                 -----------------  ----------------  ------------    -------------
NET INCOME/(LOSS)                                          $1,927            $1,854       (28,495)            $736
                                                 =================  ================  ============    =============


                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                         DECEMBER 2000 AND DECEMBER 1999

($ in 000's)

                                      (Unaudited)                     (Unaudited)
                                     DECEMBER 2000    JANUARY 2000   DECEMBER 1999
                                        ACTUAL           ACTUAL         ACTUAL
                                     --------------  --------------- --------------
ASSETS
   CURRENT ASSETS
       Cash and Cash Equivalents            $6,393           $3,336        $12,126
       Merchandise Inventories, net         45,142           57,293         50,120
       Other Current Assets                  5,009            4,387          3,800
                                     --------------  --------------- --------------
           TOTAL CURRENT ASSETS             56,544           65,016         66,046

   NET PP & E                               19,461           21,046         19,846
   EXCESS REORGANIZATION VALUE, NET              -            3,612          3,634
                                     --------------  --------------- --------------

TOTAL ASSETS                               $76,005          $89,674        $89,526
                                     ==============  =============== ==============


LIABILITIES AND EQUITY
   CURRENT LIABILITIES
       Accounts Payable                     $6,645          $21,592        $10,622
       Pre-petition working capital
       facility                                  -                -              -
       Accrued Expense/Other                 9,804            7,841         11,794
       Short Term Debt                           -                -              -
                                     --------------  --------------- --------------
           TOTAL CURRENT LIABILITIES        16,449           29,433         22,416

   LONG TERM DEBT                                -           10,000         13,000
   DEBTOR-IN-POSSESSION CREDIT FACILITY     12,513                -              -
   DEFERRED TAXES & OTHER LIABILITIES          397              397            397
   LIABILITIES SUBJECT TO SETTLEMENT        25,297                -              -

   STOCKHOLDER'S EQUITY                     21,349           49,844         53,713
                                     --------------  --------------- --------------

TOTAL LIABILITIES & EQUITY                 $76,005          $89,674        $89,526
                                     ==============  =============== ==============


Certain prior year balances have been reclassified to conform to current year presentation.

                             WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
              FOR THE MONTHS ENDED DECEMBER 2000 AND DECEMBER 1999
                                  (Unaudited)

($ in 000's)

                                                       DECEMBER          DECEMBER
                                                         2000              1999
                                                   ---------------   ---------------
Cash Flows From Operating Activities:
   Net income                                           $ (28,495)            $ 736

   Noncash adjustments to net income:
      Depreciation and amortization                         4,050             3,621
      Loss on disposition of assets                         3,353                 3
      Write-off Excess Reorgan.                             3,403                 0
      Change in non-cash reserves                            (556)             (389)
      Net change in current assets and liabilities         24,397            (3,511)
                                                   ---------------   ---------------
                           Total adjustments               34,647              (276)

                Net cash (used in) provided by
                operating activities                        6,152               460
                                                   ---------------   ---------------

Cash Flows From Investing Activities:
   Capital expenditures                                    (5,608)           (4,511)
   Proceeds on disposition of assets                            0                 0
                                                   ---------------   ---------------

Net cash used in investing activities                      (5,608)           (4,511)
                                                   ---------------   ---------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility       2,513                 0
   Proceeds from Pre-Petition working Capital Facility          0             9,000
                                                   ---------------   ---------------

Net cash provided by (used in) financing activities         2,513             9,000
                                                   ---------------   ---------------

Net (Decrease) Increase In Cash                             3,057             4,949

Cash, beginning of year                                     3,336             7,176

                                                   ---------------   ---------------
Cash, end of year                                         $ 6,393          $ 12,125
                                                   ===============   ===============
